Third Quarter 2019 Earnings Call David Burritt President and Chief Executive Officer Kevin Bradley Executive Vice President and Chief Financial Officer Christine Breves SVP, Manufacturing Support & Chief Supply Chain Officer (named SVP and CFO effective November 4, 2019) Rich Fruehauf Senior Vice President, Strategic Planning and Corporate Development Kevin Lewis General Manager, Investor Relations November 1, 2019 Construction of our EAF in Fairfield, AL www.ussteel.com

Forward-looking Statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the third quarter of 2019. They should be read in conjunction with the consolidated financial statements and Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward- looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, the Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. 2

Explanation of Use of Non-GAAP Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA and segment EBITDA, considered along with net earnings (loss) and segment earnings (loss) before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. We believe the cash conversion cycle is a useful measure in providing investors with information regarding our cash management performance and is a widely accepted measure of working capital management efficiency. The cash conversion cycle should not be considered in isolation or as an alternative to other GAAP metrics as an indicator of performance. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items such as the December 24, 2018 Clairton coke making facility fire, the United Steelworkers (USW) labor agreement signing bonus and related costs, gains (losses) on the sale of ownership interests in equity investees, restructuring charges, restart and related costs associated with Granite City Works, debt extinguishment and other related costs and the reversal of our tax valuation allowance that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the adjustment items that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjustment items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. 3

Today’s Highlights Third Quarter 2019 Results We Are Executing ▪ 3Q adjusted EBITDA: $144 million, at Closed on our 49.9% equity the top end of our preliminary range stake in Big River Steel ▪ Flat-rolled: strong operating Enhanced operating model to performance despite difficult market support the execution of our conditions world competitive “Best of Both” strategy ▪ U. S. Steel Europe: market pressures continue Raised ~$1.1 billion incremental capital to enable ▪ Tubular: Rig counts declining and execution of our strategy energy prices remain low Convertible Notes: $350 million ERBs1: $275 million ABL Upsize2: $500 million 1 Environmental Revenue Bonds 2 Asset-backed Loan 4

Delivering on our S.T.E.E.L. Principles Safety First Days Away from Work1 0.17 0.15 0.14 Trust & Respect 0.13 0.11 Environmentally Friendly Activities 2015 2016 2017 2018 3Q 2019 Ethical Behavior TTM Lawful Business Conduct 1 Days Away from Work is defined as number of days away cases x 200,000 / hours worked 5

Organizational Changes to Occur Through January 1, 2020 CURRENT Kevin Christine Scott Doug ROLE Bradley Breves Buckiso Matthews Executive Vice President SVP, Manufacturing SVP, Automotive SVP, Industrial, Service & Chief Financial Officer Support & Chief Supply Solutions Center, Mining Solutions Chain Officer and Tubular FUTURE Resigning as CFO effective SVP, Chief Financial Officer SVP, Chief Manufacturing SVP, Chief Commercial & November 4, 2019 Officer – NAFR Technology Officer ROLE & CHANGES To stay on as an Executive Effective November 4, 2019 To lead all NAFR To lead all N. American Vice President and Adviser production facility activities commercial activities and through December 31, with a focus on safety, integrate all innovation, R&D, 2019 quality, delivery, and cost and IT in N. America for customers and stockholders Maintains leadership of Mining and Tubular businesses Effective January 1, 2020 Effective January 1, 2020 6

Enhanced Operating Model to Support the Next Phase of Strategy Execution Aligning around our world competitive “Best of Both” strategy Creating a more nimble and efficient executive function Enhancing focus on operational and commercial excellence and promoting technological innovation 7

Executing on Our Strategic Framework 6 To Be 1 As-Is World competitive “best of ▪ ▪ Reshaped footprint both” integrated and mini 6 mill business models ▪ Transformed balance sheet To Be ▪ Improved competitiveness ▪ Executing technology and and through cycle cash 5 1 capability driven strategy flow Financial As-Is 5 Financial Strategy Strategy 2 Operating Improvements ▪ Financing Scenario ▪ Move Down the Cost Curve – ERBs ▪ Win in Strategic Markets – Vendor Supported ▪ Move Up the Talent Curve Financing 4 2 – USSK Revolver – Upsize ABL Portfolio Operating – Senior Notes Moves Improvements ▪ Step 2 – Big River Steel 3 3 Strategic Projects Call Option Strategic ▪ XG3™ AHSS Projects ▪ Dynamo Line at USSK 4 Portfolio Moves ▪ Endless Casting and Rolling ▪ Big River Steel at Mon Valley ▪ EAF at Tubular ▪ Gary Hot Strip Mill 8

Strategy Brings Together the “Best of Both” ✓ World competitive positioning in strategic, high-margin end markets ✓ Unparalleled product platform to serve * customers ✓ Big River will unlock value across our entire footprint Transforms business to drive long term cash flow through industry cycles * Following U. S. Steel’s acquisition of the remaining 50.1% interest in Big River Steel within the next four years 9

Playing Offense and Will be Flexible to Ensure the Strategy is Executed Our Strategic Priorities … Our Strategy Delivers … 1 Big River Steel Cost Differentiation 2 EAF at Tubular* Capability 3 Endless Casting and Rolling at Mon Valley* Differentiation 4 Gary Hot Strip Mill* World Competitive Footprint 5 Dynamo Line at USSK* Currently expect 2020 capital spending to be ~$950 million * Included in U. S. Steel’s capital spending budget 10

Raised ~$1.1 Billion Incremental Capital to Enable Execution of Our Strategy $350M $275M $500M Convertible Notes ERBs1 ABL2 Upsize $300M offering + $275M offering $500M upsize $50M greenshoe (to fund Fairfield EAF) ($700M draw funded Big River purchase) 7-years, non- 30-years, payable 5-years callable for 4 years at maturity Attractive 5.00% Attractive 5.75% Enhanced liquidity coupon coupon Unsecured, Unsecured, Flexible Covenant light Covenant light 1 Environmental Revenue Bonds 2 Asset-backed Loan 11

Third Quarter 2019 Financial Highlights Flat-rolled Adjusted EBITDA1 $ Millions $244 • Total third quarter adjusted EBITDA1 of $167 $144 million, at the top end of our preliminary range Adjusted 2Q 2019 3Q 2019 1 EBITDA 9% 7% Margin: U. S. Steel Europe Adjusted EBITDA1 $ Millions • Results negatively impacted by decline $13 in steel prices in the second quarter Adjusted ($23) • Quarter performance ~$30M better EBITDA1 2Q 2019 3Q 2019 Margin: 2% (4%) than our expectations Tubular Adjusted EBITDA1 $ Millions ➢ Flat-rolled: Stronger $6 ➢ U. S. Steel Europe: Weaker ➢ Tubular: In-line Adjusted ($14) 2 EBITDA1 2Q 2019 3Q 2019 • Adjusted EPS of ($0.21) Margin: 2% (5%) 1 Earnings before interest, income taxes, depreciation and amortization; 2 Earnings per diluted share Note: For reconciliation of non-GAAP amounts see Appendix. 12

Recap • Addressing current market conditions proactively • Focusing on what we can control • Prioritizing cash towards our long-term strategy 13

Q & A

Closing Remarks

Reconciliation of Reported and Adjusted Diluted EPS ($ / share ) 2Q 2019 3Q 2019 Reported diluted EPS $0.39 ($0.49) December 24, 2018 Clairton coke making facility fire 0.06 0.04 Restructuring Charges ─ 0.24 Adjusted earnings per diluted share $0.45 ($0.21) 16

Reconciliation of Segment EBITDA Segment EBITDA – Flat-rolled 2Q 2019 3Q 2019 ($ millions) Segment earnings before interest and income taxes $134 $46 Depreciation 110 121 Flat-rolled Segment EBITDA $244 $167 Segment EBITDA – U. S. Steel Europe 2Q 2019 3Q 2019 ($ millions) Segment earnings before interest and income taxes ($10) ($46) Depreciation 23 23 U. S. Steel Europe Segment EBITDA $13 ($23) Segment EBITDA – Tubular 2Q 2019 3Q 2019 ($ millions) Segment earnings before interest and income taxes ($6) ($25) Depreciation 12 11 Tubular Segment EBITDA $6 ($14) 17

Reconciliation of Adjusted EBITDA ($ millions) 2Q 2019 3Q 2019 Reported net earnings attributable to U. S. Steel $68 ($84) Income tax provision (7) (44) Net interest and other financial costs 54 48 Reported earnings before interest and income taxes $115 ($80) Depreciation, depletion and amortization expense 150 161 EBITDA $265 $81 December 24, 2018 Clairton coke making facility fire 13 9 Restructuring Charges ─ 54 Adjusted EBITDA $278 $144 18

INVESTOR RELATIONS Kevin Lewis General Manager 412-433-6935 klewis@uss.com Eric Linn Manager 412-433-2385 eplinn@uss.com www.ussteel.com